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                                                                      EXHIBIT 23

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in Registration Statement No. 33-92184 of Starbucks Corporation on Form S-8 of our report dated August 12, 2004, appearing in the Annual Report on Form 11-K of Starbucks Corporation Employee Stock Purchase Plan - 1995 for the year ended June 30, 2004.

/s/ Grant Thornton LLP

Seattle, Washington
September 1, 2004

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